Exhibit 99.1

Series 1997-2 Monthly Certificateholders’ Statement for the month of August 2002

Monthly Certificateholder’s Statement
Saks Credit Card Master Trust
Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the “Pooling and Servicing Agreement”), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the “Supplement” and together with the Pooling and Servicing Agreement, the “Agreement”) each between Saks Credit Corporation (as successor to Proffitt’s Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt’s, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:

Date of the Certificate	September 10, 2002
Monthly Period ending:	August 31, 2002
Determination Date	September 10, 2002
Distribution Date	September 16, 2002

General
201	Amortization Period				Yes	201
202	Early Amortization Period				No	202
203	Class A Investor Amount paid in full				Yes	203
204	Class B Investor Amount paid in full				No	204
205	Collateral Indebtedness Amount paid in full				No	205
206	Saks Incorporated is the Servicer				Yes	206

Investor Amount
		as of the end of the prior Monthly Period			as of the end of the relevant Monthly Period
207	Series 1997-2 Investor Amount	$235,300,000	207	(a)	$55,300,000	207	(b)
208	Class A Investor Amount	$180,000,000	208	(a)	$—	208	(b)
209	Class B Investor Amount	$20,000,000	209	(a)	$20,000,000	209	(b)
210	Collateral Indebtedness Amount	$21,000,000	210	(a)	$21,000,000	210	(b)
211	Class D Investor Amount	$14,300,000	211	(a)	$14,300,000	211	(b)
212	Series 1997-2 Adjusted Investor Amount	$55,300,000	212	(a)	$14,300,000	212	(b)
213	Class A Adjusted Investor Amount	$—	213	(a)	$—	213	(b)
214	Principal Account Balance	$180,000,000	214	(a)	$41,000,000	214	(b)
215	Class B Adjusted Investor Amount	$20,000,000	215	(a)	$—	215	(b)
216	Class A Certificate Rate				6.50000%	216
217	Class B Certificate Rate				6.69000%	217
218	Collateral Indebtedness Interest Rate				2.38000%	218
219	Class D Certificate Rate				2.65500%	219
220	Weighted average interest rate for Series 1997-2				5.91477%	220
		for the relevant Monthly Period			as of the end of the relevant Monthly Period
221	Series 1997-2 Investor Percentage with respect to Finance Charge Receivables	5.15%	221	(a)	1.33%	221	(b)
222	Class A	0.00%	222	(a)	0.00%	222	(b)
223	Class B	1.86%	223	(a)	0.00%	223	(b)
224	Collateral Indebtedness Amount	1.95%	224	(a)	0.00%	224	(b)
225	Class D	1.33%	225	(a)	1.33%	225	(b)
226	Series 1997-2 Investor Percentage with respect to Principal Receivables	5.09%	226	(a)	1.33%	226	(b)
227	Class A	0.00%	227	(a)	0.00%	227	(b)
228	Class B	1.84%	228	(a)	0.00%	228	(b)
229	Collateral Indebtedness Amount	1.93%	229	(a)	0.00%	229	(b)
230	Class D	1.32%	230	(a)	1.33%	230	(b)
231	Series 1997-2 Investor Percentage with respect to Allocable Amounts	5.15%	231	(a)	1.33%	231	(b)
232	Class A	0.00%	232	(a)	0.00%	232	(b)
233	Class B	1.86%	233	(a)	0.00%	233	(b)
234	Collateral Indebtedness Amount	1.95%	234	(a)	0.00%	234	(b)
235	Class D	1.33%	235	(a)	1.33%	235	(b)
Series 1997-2 Investor Distributions
236	The sum of the daily allocations of collections of Principal Receivables for the relevant Monthly Period				$3,000.00	236
237	Class A distribution of collections of Principal Receivables per $1,000 of original principal amount				$—	237
238	Class B distribution of collections of Principal Receivables per $1,000 of original principal amount				$1,000.00	238
239	Collateral Indebtedness Amount distribution of collections of Principal Receivables per $1,000 of original principal amount				$1,000.00	239
240	Class D distribution of collections of Principal Receivables per $1,000 of original principal amount				$1,000.00	240

241	Class A distribution attributable to interest per $1,000 of original principal amount	$—	241
242	Class B distribution attributable to interest per $1,000 of original principal amount	$5.58	242
243	Collateral Indebtedness Amount distribution attributable to interest per $1,000 of original principal amount	$2.12	243
244	Class D distribution attributable to interest per $1,000 of original principal amount	$—	244
245	Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of original principal amount	$0.43	245
Collections Allocated to Series 1997-2
246	Series allocation of collections of Principal Receivables	$10,195,593	246
247	Class A	$—	247
248	Class B	$3,687,375	248
249	Collateral Indebtedness Amount	$3,871,744	249
250	Class D	$2,636,473	250
251	Series allocation of collections of Finance Charge Receivables	$1,104,671	251
252	Class A	$—	252
253	Class B	$399,519	253
254	Collateral Indebtedness Amount	$419,495	254
255	Class D	$285,656	255
	Available Funds
256	Class A Available Funds	$—	256
257	The amount to be withdrawn from the Reserve Account to be included in Class A Available funds	$—	257
258	Principal Investment Proceeds to be included in Class A Available Funds	$—	258
259	The amount of investment earnings on amounts held in the Reserve Account to be included in Class A Available funds	$—	259
260	Class B Available Funds	$500,611	260
261	The amount to be withdrawn from the Reserve Account to be included in Class B Available funds	$—	261
262	Principal Investment Proceeds to be included in Class B Available Funds	$98,132	262
263	The amount of investment earnings on amounts held in the Reserve Account to be included in Class B Available funds	$2,960	263
264	Collateral Available Funds	$419,495	264
265	Class D Available Funds	$285,656	265
Application of Collections
	Class A
266	Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date	$—	266
267	If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee for the related Distribution Date	$—	267
268	Class A Allocable Amount	$—	268
269	An amount to be included in the Excess Spread	$—	269
	Class B
270	Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date	$111,500	270
271	If Saks Incorporated is no longer the Servicer, an amount equal to Class B Servicing fee for the related Distribution Date	$—	271
272	An amount to be included in the Excess Spread	$389,111	272
	Collateral
273	If Saks Incorporated is no longer the Servicer, an amount equal to Collateral Servicing fee for the related Distribution Date	$—	273
274	An amount to be included in the Excess Spread	$419,495	274

	Class D
275	If Saks Incorporated is no longer the Servicer, an amount equal to Class D Servicing fee for the related Distribution Date	$—	275
276	An amount to be included in the Excess Spread	$285,656	276
277	Available Excess Spread	$1,094,263	277
278	Available Shared Excess Finance Charge Collections	$—	278
279	Total Cash Flow available for 1997-2 waterfall	$1,094,263	279
280	Class A Required Amount is to be used to fund any deficiency in line 266, line 267 and line 268	$—	280
281	The aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed	$—	281
282	Class B Required Amount to the extent attributable to line 270, and line 271	$—	282
283	Class B Allocable Amount	$80,695	283
284	Any remaining portion of the Class B Required Amount	$—	284
285	An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount	$—	285
286	Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly Interest previously due but not paid to the Collateral Indebtedness Holder plus Collateral Additional Interest	$44,427	286
287	Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee due for the relevant Monthly Period and not paid above	$68,333	287
288	Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee due but not distributed to the Servicer for prior Monthly Periods	$—	288
289	Collateral Allocable Amount	$84,730	289
290	Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the CIA to the Class A or Class B Investor Amount	$—	290
291	The excess, if any, of the Required Cash Collateral Amount over the Available Collateral Amount	$—	291
292	An amount equal to Class D Monthly Interest due but not paid to the Class D Certificateholders plus Class D Additional Interest	$33,748	292
293	Class D Servicing Fee due for the relevant Monthly Period and not paid above	$23,833	293
294	Class D Servicing Fee due but not distributed to the Servicer for prior Monthly Periods	$—	294
295	Class D Allocable Amount	$57,697	295
296	Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class D Investor Amount to the Class A or Class B Investor Amount or CIA	$—	296
297	Aggregate amount of any other amounts due to the Collateral Indebtedness Holder pursuant to the Loan Agreement	$—	297
298	Excess, if any, of the Required Reserve Account Amount over the amount on deposit in the Reserve Account	$—	298
299	Shared Excess Finance Charge Collections	$700,800	299
Determination of Monthly Principal
300	Available Principal Collections held in the Collection Account	$41,000,000	300
301	Available Principal Collections held in the Collection Account (prior to inclusion of amounts in line 302)	$10,195,593	301
302	Shared Principal Collections allocated to Series 1997-2	$30,804,407	302
303	Controlled Deposit Amount for the Monthly Period (sum of line 304 and line 305)	$41,000,000	303
304	Controlled Accumulation Amount for the Monthly Period	$41,000,000	304
305	Deficit Controlled Accumulation Amount	$—	305
306	Principal Collections deposited for the Monthly Period	$41,000,000	306
307	Class A Monthly Principal (the least of line #308, line #309 and line #208)	$—	307
308	Available Principal Collections held in the Collection Account	$10,195,593	308
309	Class A Accumulation Amount	$—	309
310	Class B Monthly Principal (the least of line #311, line #312 and line #209) (distributable only after payout of Class A)	$10,195,593	310
311	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A Monthly Principal	$10,195,593	311
312	Class B Accumulation Amount	$41,000,000	312
313	Collateral Monthly Principal (prior to payout of Class B) (the least of line #314 and line #315)	$—	313
314	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B Monthly Principal	$—	314
315	Enhancement Surplus	$—	315

316	Class D Monthly Principal				$—	316
317	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B or collateral Monthly Principal				$—	317
Available Enhancement Amount
318	Available Enhancement Amount				$35,300,000	318
319	Amount on Deposit in the Cash Collateral Account				$—	319
Reallocated Principal Collections
320	Reallocated Principal Collections				$—	320
321	Class D Principal Collections (to the extent needed to fund Required Amounts)				$—	321
322	Collateral Principal Collections (to the extent needed to fund Required Amounts)				$—	322
323	Class B Principal Collections (to the extent needed to fund Required Amounts)				$—	323
Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
		%			Amount
324	Series 1997-2 Default Amount	5.15%	324	(a)	$223,121	324	(b)
325	Class A Investor Default Amount	0.00%	325	(a)	$—	325	(b)
326	Class B Investor Default Amount	1.86%	326	(a)	$80,695	326	(b)
327	Collateral Default Amount	1.95%	327	(a)	$84,730	327	(b)
328	Class D Investor Default Amount	1.33%	328	(a)	$57,697	328	(b)
329	Series 1997-2 Adjustment Amount				$—	329
330	Class A Adjustment Amount				$—	330
331	Class B Adjustment Amount				$—	331
332	Collateral Adjustment Amount				$—	332
333	Class D Adjustment Amount				$—	333
334	Series 1997-2 Allocable Amount				$223,121	334
335	Class A Allocable Amount				$—	335
336	Class B Allocable Amount				$80,695	336
337	Collateral Allocable Amount				$84,730	337
338	Class D Allocable Amount				$57,697	338
Required Amounts
339	Class A Required Amount				$—	339
340	Class A Monthly Interest for current Distribution Date				$—	340
341	Class A Monthly Interest previously due but not paid				$—	341
342	Class A Additional Interest for prior Monthly Period or previously due but not paid				$—	342
343	Class A Allocable Amount for current Distribution Date				$—	343
344	Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)				$—	344
345	Class B Required Amount				$—	345
346	Class B Monthly Interest for current Distribution Date				$111,500	346
347	Class B Monthly Interest previously due but not paid				$—	347
348	Class B Additional Interest for prior Monthly Period or previously due but not paid				$—	348
349	Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)				$—	349
350	Excess of Class B Allocable Amount over funds available to make payments				$—	350
351	Collateral Required Amount				$—	351
352	Collateral Monthly Interest for current Distribution Date				$44,427	352
353	Collateral Monthly Interest previously due but not paid				$—	353
354	Collateral Additional Interest for prior Monthly Period or previously due but not paid				$—	354
355	Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)				$—	355
356	Excess of Collateral Allocable Amount over funds available to make payments				$—	356

Reduction of Investor Amounts
	Class A
357	Class A Investor Amount reduction	$—	357
358	Class A Investor Charge Off	$—	358
359	Reductions of the Class A Investor Amount	$—	359
	Class B
360	Class B Investor Amount reduction	$—	360
361	Class B Investor Charge Off	$—	361
362	Reductions of the Class B Investor Amount	$—	362
363	Reallocated Principal Collections applied to Class A	$—	363
	Collateral
364	Collateral Indebtedness Amount reduction	$—	364
365	Collateral Indebtedness Amount Charge Off	$—	365
366	Reductions of the Collateral Indebtedness Amount	$—	366
367	Reallocated Principal Collections applied to Class B	$—	367
	Class D
368	Class D Investor Amount reduction	$—	368
369	Class D Investor Charge Off	$—	369
370	Reductions of the Class D Investor Amount	$—	370
371	Reallocated Principal Collections applied to Collateral Indebtedness Amount	$—	371
Servicing Fee
372	Series 1997-2 Servicing Fee	$92,167	372
373	Class A Servicing Fee	$—	373
374	Class B Servicing Fee	$33,333	374
375	Collateral Servicing Fee	$35,000	375
376	Class D Servicing Fee	$23,833	376
Reserve Account
377	Required Reserve Account Amount	$2,700,000	377
378	Reserve Account Reinvestment Rate	1.32%	378
379	Reserve Account Reinvestment Earnings	$3,022	379
380	Reserve Account balance	$2,700,000	380
381	Accumulation Period Length	2 months	381

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of September, 2002.

SAKS INCORPORATED, as Servicer

By:	/s/ SCOTT A. HONNOLD
Name: Scott A. Honnold Title: Vice President and Treasurer